SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                             ------------------------

                                     FORM 8-K/A-2


                                  CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE


                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


         Date of Report (Date of earliest event reported): August 29, 1996


                            NATIONSBANK CORPORATION
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




            North Carolina               1-6523           56-0906609
         ------------------------      ------------   -------------------
         (State of Incorporation)      (Commission       (IRS Employer
                                       File Number)   Identification No.)




         NationsBank Corporate Center, Charlotte, North Carolina    28255
         -------------------------------------------------------   --------
         (Address of principal executive offices)                 Zip Code



                                  (704) 386-5000
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)





                     INFORMATION TO BE INCLUDED IN THE REPORT


         The Current Report on Form 8-K dated August 29, 1996 and filed with the Securities and Exchange Commission on September 6, 1996, as amended with the Securities and Exchange Commission on Septem-ber 11, 1996 is amended to add Exhibit 99.7 and to amend and re-state Item 7 in its entirety as follows:

         Item 7.   Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired.

              The following supplemental consolidated financial statements of Boatmen's Bancshares, Inc. are incorporated herein by ref-erence to Exhibit 99.4 filed herewith:

              1.   Consolidated Balance Sheet as of December 31, 1995 and
                   1994.

              2. Consolidated Statement of Income for the years ended December 31, 1995 and 1994.

              3. Consolidated Statement of Changes in Stockholders' Eq-uity for the years ended December 31, 1995 and 1994.

              4. Consolidated Statement of Cash Flows for the years ended December 31, 1995 and 1994.

              5.   Notes to the Consolidated Financial Statements.

         The information presented in Exhibit 99.4 with respect to the year ended December 31, 1993 is not incorporated herein.

         The report of Ernst & Young LLP, independent accountants, on the supplemental consolidated financial statements of Boatmen's Banc-shares, Inc. as of December 31, 1995 and 1994 and for the three years then ended is filed herewith as part of Exhibit 99.4 and the related consent is filed herewith as Exhibit 99.5. Both the opin-ion and consent are incorporated herein by reference.

         Certain unaudited financial information regarding Boatmen's Banc-shares, Inc., including (i) a consolidated balance sheet as of June 30, 1996, and consolidated statements of income, consolidated statements of changes in stockholders' equity and consolidated statements of cash flows for the six months ended June 30, 1996 and June 30, 1995, and (ii) a consolidated balance sheet as of September 30, 1996, and consolidated statements of income, con-solidated statements of changes in stockholders' equity and con-solidated statements of cash flows for the nine months ended Sep-tember 30, 1996 and September 30, 1995, are incorporated herein by reference to Exhibit 99.6 and 99.7, respectively.







         The consolidated balance sheets as of June 30, 1995 and September 30, 1995, and the consolidated statements of income for the second quarters ended June 30, 1996 and 1995 and the third quarters ended September 30, 1996 and September 30, 1995 presented in Exhibits
         99.6 and 99.7 are not incorporated herein.

         (b)  Pro forma financial information

                 UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

              The following unaudited Pro Forma Condensed Financial Infor-mation and explanatory notes are presented to show the impact on the historical financial position and results of operations of NationsBank of the proposed combination with Boatmen's.

              In accordance with the Agreement, each share of Boatmen's Common Stock outstanding at the Effective Time will be converted in the Merger into the right to receive 0.6525 of a share of Na-tionsBank Common Stock or, at the election of each of the holders of Boatmen's Common Stock, an amount in cash in respect of each share of Boatmen's Common Stock that is equal to the Exchange Ra-tio times the average closing price of the NationsBank Common Stock during the 10 consecutive trading day period during which the shares of NationsBank Common Stock are traded on the New York Stock Exchange ending on the tenth calendar day immediately prior to the anticipated Effective Time (such cash consideration in the aggregate, including cash to be paid with respect to dissenting shares, not to exceed 40% of the aggregate consideration paid by NationsBank for Boatmen's Common Stock), and each share of Boatmen's preferred stock will be converted into new shares of NationsBank preferred stock having substantially similar terms.

              The unaudited Pro Forma Condensed Financial Information re-flects the Merger using the purchase method of accounting. The cash component of the purchase price is assumed to equal 40% of the purchase price in the unaudited Pro Forma Condensed Financial Information and is expected to be funded by NationsBank through the issuance of additional debt securities.

              The unaudited Pro Forma Condensed Balance Sheet assumes that the Merger was consummated on September 30, 1996. The unaudited Pro Forma Condensed Statements of Income reflect the consolidation of the results of operations of NationsBank and Boatmen's for the year ended December 31, 1995 and the nine months ended September 30, 1996.

              The unaudited Pro Forma Condensed Financial Information re-flects preliminary purchase accounting adjustments. Estimates relating to the fair value of certain assets, liabilities and other items have been made as more fully described in the Notes to the unaudited Pro Forma Condensed Financial Information. Actual adjustments, which may include adjustments to additional assets, liabilities and other items, will be made on the basis of apprais-als and evaluations as of the Effective Time and, therefore, will





         differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

              The combined company expects to achieve substantial merger benefits including operating cost savings and revenue enhance-ments. The pro forma earnings, which do not reflect any direct costs, potential savings or revenue enhancements which are ex-pected to result from the consolidation of operations of Nations-Bank and Boatmen's, are not indicative of the results of future operations. No assurances can be given with respect to the ulti-mate level of expense savings and revenue enhancements to be real-ized.

              The unaudited Pro Forma Condensed Financial Information and explanatory notes presented also show the impact on the historical financial position and results of operations of NationsBank of the Merger and the acquisitions of Bank South, completed January 9, 1996, TAC Bancshares, Inc. and its subsidiary, Chase Federal Bank, FSB ("Chase Federal"), completed August 13, 1996, and CSF Hold-ings, Inc. ("CSF"), completed January 10, 1996 (collectively re-ferred to as the "Other Acquisitions"). The Other Acquisitions are reflected net of pro forma adjustments in the unaudited Pro Forma Condensed Financial Information and explanatory notes.

              The Other Acquisitions were all closed prior to September 30, 1996, and are reflected in the September 30, 1996 unaudited Na-tionsBank historical balance sheet. The unaudited Pro Forma Con-densed Statements of Income reflect the results of operations of the Other Acquisitions for the year ended December 31, 1995 and the nine months ended September 30, 1996 as if the Other Acquisi-tions had occurred on January 1, 1995 and January 1, 1996 respec-tively. The acquisition of Chase Federal and CSF are reflected in the unaudited Pro Forma Condensed Financial Information using the purchase method of accounting and the merger with Bank South is reflected as a pooling of interests. The Other Acquisitions' pro forma earnings do not reflect any direct costs, potential savings or revenue enhancements that may result from the consolidation of operations related to the Other Acquisitions, and are therefore not indicative of the results of future operations.



















                          PRO FORMA CONDENSED BALANCE SHEET
                                     (UNAUDITED)
                                                            SEPTEMBER 30, 1996
                                                            ------------------
                                                 NATIONS               PRO FORMA    PRO FORMA
                                                  BANK    BOATMEN'S   ADJUSTMENTS   COMBINED
                                                  ----    ---------   -----------   --------
                                                         (DOLLARS IN MILLIONS)
         ASSETS
         Cash and cash equivalents              $  8,866     $ 2,233    $             $11,099
         Time deposits placed                      1,553          59                    1,612
         Investment securities                    16,369      11,973         34 (1)    18,376
                                                                        (10,000)(2)
         Federal funds sold and securities
           purchased under agreements
           to resell                               7,689         183                    7,872
         Trading account assets                   19,709          55                   19,764
         Loans, leases and factored
           accounts receivable, net of
           unearned income                       122,078      24,315                  146,393
         Allowance for credit losses              (2,319)       (472)                  (2,791)
         Premises, equipment and lease
           rights, net                             2,752         776                    3,528
         Customers' acceptance liability             990          --                      990
         Other assets                              9,984       1,572      6,324 (1)    17,913
                                                                             33 (1)
                                                --------     -------    -------      --------
             Total assets                       $187,671     $40,694    $(3,609)     $224,756
                                                ========     =======    ========     ========
         LIABILITIES
         Deposits                                108,132      30,562                  138,694
         Borrowed funds                           26,003       5,223    (10,000)(2)    21,226
         Trading account liabilities              12,686          --                   12,686
         Acceptances outstanding                     990          --                      990
         Accrued expenses and other
           liabilities                             4,522         684        239 (1)     5,445
         Long-term debt                           22,034         644      3,855 (1)    26,533
                                                --------     -------    -------      --------
             Total liabilities                  $174,367     $37,113    $(5,906)     $205,574
                                                ========     =======    ========     ========
         SHAREHOLDERS' EQUITY
         Preferred stock                            $174         $96    $                $270
         Common stock                              3,956         158       (158)(1)     9,738
                                                                          5,782 (1)
         Surplus                                      --       1,209     (1,209)(1)        --
         Retained earnings                         9,235       2,332     (2,332)(1)     9,235
         Less:  Treasury stock                        --        (152)       152 (1)        --
         Other including loan to ESOP trust          (61)        (62)        62 (1)       (61)
                                                --------     -------    -------      --------
             Total shareholders' equity           13,304       3,581      2,297        19,182
                                                --------     -------    -------      --------
             Total liabilities and
               shareholders' equity             $187,671     $40,694    $(3,609)     $224,756
                                                ========    ========    =======      ========


                     PRO FORMA CONDENSED STATEMENT OF INCOME
                                   (UNAUDITED)
                                               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                               --------------------------------------------
                                                            PRO FORMA   PRO FORMA     OTHER     PRO FORMA
                                   NATIONSBANK  BOATMEN'S  ADJUSTMENTS  COMBINED  ACQUISITIONS  COMBINED
                                   ---------    ---------  -----------  --------  ------------  --------
                                      (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
    Income from Earning Assets
      Interest and fees on loans
        and leases                   $ 7,853   $ 1,582      $           $ 9,435        $  55    $ 9,490
      Interest and dividends on
        securities                     1,071       548            5 (3)   1,132           45      1,177
                                                               (492)(5)
      Interest on federal funds
        sold and securities purchased
        under agreements to resell       504        21                      525           --        525
      Trading account securities         891         3                      894           --        894
      Other                              119         5                      124           --        124
                                    --------  --------      -------     -------     --------   --------
     Total income from
       earning assets                 10,438     2,159         (487)     12,110          100     12,210
    Interest Expense
      Deposits                         2,528       751                    3,279           45      3,324
      Borrowed funds                   1,700       184         (455)(5)   1,429            9      1,438
      Long-term debt                     970        40          226 (4)   1,236           21      1,257
      Other                              501        --                      501           --        501
                                    --------  --------      -------     -------     --------   --------
     Total interest expense            5,699       975         (229)      6,445           75      6,520
                                    --------  --------      -------     -------     --------   --------
    Net interest income                4,739     1,184         (258)      5,665           25      5,690
    Provision for credit losses          455        65                      520            6        526
                                    --------  --------      -------     -------     --------   --------
    Net credit income                  4,284     1,119         (258)      5,145           19      5,164
    Gains on sales of securities          34         2                       36            2         38
    Non-interest income                2,688       635           (3)(3)   3,320            3      3,323
    Merger-related charge                118        60                      178           --        178
    Non-interest expense               4,212     1,094          219 (3)   5,525           25      5,550
                                    --------  --------      -------     -------     --------   --------
    Income before taxes                2,676       602         (480)      2,798           (1)     2,797
    Income taxes                         933       220         (110)(7)   1,043           --      1,043
                                    --------  --------      -------     -------     --------   --------
    Net income                         1,743       382         (370)      1,755           (1)     1,754
    Preferred dividends                   11         5                       16           --         16
                                    --------  --------      -------     -------     --------   --------
    Net income available to
      common shareholders            $ 1,732   $   377        $(370)    $ 1,739        $  (1)   $ 1,738
                                    ========  ========      =======     =======     ========   ========
    Primary earnings per
      common share                   $  5.82   $  2.40                   $  4.82                $  4.82
                                     =======   =======                   =======                =======
    Fully diluted earnings
      per common share               $  5.73                             $  4.77                $  4.77
                                     =======                             =======                =======
    Average Common Shares--
      Primary                        297,772   157,216                  360,515                 360,515
                                    ========   =======                  =======                ========
    Average Common Shares--
      Fully Diluted                  303,077                            365,820                 365,820
                                    ========                            =======                ========



                                 PRO FORMA CONDENSED STATEMENT OF INCOME
                                             (UNAUDITED)

                                                    FOR THE YEAR ENDED DECEMBER 31, 1995
                                                    ------------------------------------
                                                                       NATIONSBANK
                                                            PRO FORMA   BOATMEN'S      OTHER     PRO FORMA
                                   NATIONSBANK  BOATMEN'S  ADJUSTMENTS  COMBINED   ACQUISITIONS  COMBINED
                                   ----------   ---------  -----------  --------   ------------  --------
                                               (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
    Income from Earning Assets
      Interest and fees on
        loans and leases            $ 9,552     $ 2,108       $         $11,660        $  677     $12,337
      Interest and dividends
        on securities                 1,468         719           7 (3)   1,544           379       1,923
                                                               (650)(5)
      Interest on federal funds
        sold and securities
        purchased under
        agreements to resell            937          40                     977            16         993
      Trading account securities      1,097           2                   1,099             1       1,100
      Other                             166           4                     170             4         174
                                    -------     -------       -----     -------       -------     -------
        Total income from
          earning assets             13,220       2,873        (643)     15,450         1,077      16,527
    Interest Expense
      Deposits                        3,281       1,025                   4,306           444       4,750
      Borrowed funds                  2,710         305        (617)(5)   2,398           195       2,593
      Long-term debt                    886          51         301 (4)   1,238            66       1,304
      Other                             896          --                     896            --         896
                                    -------     -------       -----     -------       -------     -------
        Total interest expense        7,773       1,381        (316)      8,838           705       9,543
                                    -------     -------       -----     -------       -------     -------
    Net interest income               5,447       1,492        (327)      6,612           372       6,984
    Provision for credit losses         382          60                     442            10         452
                                    -------     -------       -----     -------       -------     -------
        Net credit income             5,065       1,432        (327)      6,170           362       6,532
    Gains (losses) on sales
      of securities                      29          (7)                     22             9          31
    Non-interest income               3,078         767          (5)(3)   3,840           165       4,005
    Non-interest expense              5,181       1,451         292 (3)   6,924           438       7,362
                                    -------     -------       -----     -------       -------     -------
    Income before taxes               2,991         741        (624)      3,108            98       3,206
    Income taxes                      1,041         261        (141)(7)   1,161            27       1,188
                                    -------     -------       -----     -------       -------     -------
    Net income                        1,950         480        (483)      1,947            71       2,018
    Preferred dividends                   8           7                      15             6          21
                                    -------     -------       -----     -------       -------     -------
    Net income available to
      common shareholders           $ 1,942     $   473       $(483)    $ 1,932        $   65     $ 1,997
                                    =======     =======       =====     =======       =======     =======
    Primary earnings per
      common share                  $  7.13     $  3.02                 $  5.77                   $  5.53
                                    =======     =======                 =======                   =======
    Fully diluted earnings per
      common share                  $  7.04                             $  5.72                   $  5.48
                                    =======                             =======                   =======
    Average Common Shares--
      Primary                       272,480     156,664                 334,671                   360,979
                                    =======     =======                 =======                   =======
    Average Common Shares--
      Fully Diluted                 277,134                             339,325                   365,633
                                    =======                             =======                   =======






                         NOTES TO THE UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL INFORMATION
                    (DOLLARS IN MILLIONS, SHARES IN THOUSANDS,
                            PER SHARE AMOUNTS ACTUAL)

              The unaudited Pro Forma Condensed Financial Information is based on the following adjustments and related assumptions; the actual purchase accounting adjustments will be made on the ba-sis of appraisals and evaluations as of the date of consumma-tion of the Merger and, therefore, will differ from those re-flected in the unaudited Pro Forma Condensed Financial Informa-tion.

         NOTE 1

              The purchase accounting adjustments to record the Merger used in the preparation of the unaudited Pro Forma Condensed Balance Sheet are summarized below:

         Shares of Boatmen's Common Stock outstanding             155,256 (A)
         Exchange Ratio                                            0.6525
                                                                 --------
         NationsBank Common Stock equivalent                      101,305
           Consideration to be paid in NationsBank Common Stock        60%(B)
                                                                       --
           NationsBank Common Stock assumed issued                 60,783
           Assumed NationsBank Share Price                         95.125 (C)
                                                                 --------
           Assumed additional shareholders' equity               $  5,782
                                                                 --------
           Consideration to be paid in cash                            40%(B)
           NationsBank Common Stock assumed issued                 40,522
                                                                 ========
           Assumed NationsBank Share Price                       $ 95.125 (C)
                                                                 --------
           Assumed cash consideration                            $  3,855
                                                                 --------
           Total purchase price                                  $  9,637
           Historical net assets acquired                        $  3,581
           Less: Boatmen's preferred stock                            (96)
                                                                 --------
                                                                    3,485
                                                                 --------
         Premium to allocate                                     $  6,152
         Adjustments to fair value of net assets acquired:
           Investment securities                                       34 (D)
           Mortgage servicing rights                                   33 (E)
         Deferred income taxes                                       (239)(F)
         Intangibles                                                6,324 (G)
                                                                 --------
                                                                 $  6,152
                                                                 ========
         (A) The number of shares of Boatmen's Common Stock to be ex-changed will be those outstanding immediately prior to the Effective Time of the Merger. The number of shares of Boatmen's Common Stock outstanding on September 30, 1996 has been used in the pro forma computations.

         (B) Each share of Boatmen's Common Stock outstanding at the Effective Time will be converted in the Merger into the right to receive 0.6525 of a share of NationsBank Common Stock or, at the election of each of the holders of Boat-men's Common Stock, an amount in cash in respect of each






              share of Boatmen's Common Stock that is equal to the Ex-change Ratio times the average closing price of the Na-tionsBank Common Stock during the 10 consecutive trading day period during which the shares of NationsBank Common Stock are traded on the NYSE ending on the tenth calendar day immediately prior to the anticipated Effective Time (such cash consideration in the aggregate not to exceed 40% of the aggregate consideration paid by NationsBank for Boatmen's Common Stock). An assumed cash election of 40% has been used in the pro forma computations. The unau-dited Pro Forma Condensed Financial Information reflects funding of the cash component of the purchase price from issuance by NationsBank of additional debt securities.

         (C)  NationsBank Common Stock price as of November 6, 1996.

         (D) Reflects the net appreciation in the investment securities portfolio at September 30, 1996.

         (E) Reflects the estimated fair value in excess of carrying value of mortgage servicing rights at September 30, 1996.

         (F) Represents the estimated tax liability associated with adjustments to the carrying value of investment securi-ties, mortgage servicing rights and certain identifiable intangible assets.

         (G)  Includes both identifiable intangibles and goodwill.
              Since the final determination of adjustments to assets and liabilities will be made based upon the fair values as of the Effective Time and after appraisals and evaluations are complete, the final amounts will differ from the esti-mates provided herein.

         NOTE 2

              Reflects the planned reduction of discretionary investment securities portfolio and related paydown of borrowed funds.

         NOTE 3

              The purchase accounting adjustments related to the Merger reflected in the unaudited Pro Forma Condensed Statement of Income are summarized as follows:

                                                   NINE MONTHS
                                                      ENDED      YEAR ENDED
                                                  SEPTEMBER 30, DECEMBER 31,
                                                      1996          1995
                                                  ------------  ------------
         Interest income
           Amortization of investment securities
             adjustment                                $  5          $  7
         Noninterest income







           Amortization of mortgage servicing rights
             adjustment                                $  3          $  5
         Noninterest expense
           Amortization of incremental intangibles     $219          $292

         NOTE 4

              Purchase accounting adjustments related to NationsBank's funding of the Merger have been reflected in the unaudited Pro Forma Condensed Statements of Income as follows:

                                                   NINE MONTHS
                                                      ENDED      YEAR ENDED
                                                  SEPTEMBER 30, DECEMBER 31,
                                                      1996          1995
                                                  ------------  ------------
         Interest expense
           Increase in interest expense on debt
             securities to fund the cash component
             of the purchase price                    $226           $301

         NOTE 5

              Foregone interest income on discretionary investment security portfolio reduction and related reduction in funding cost.

                                                   NINE MONTHS
                                                      ENDED      YEAR ENDED
                                                  SEPTEMBER 30, DECEMBER 31,
                                                      1996          1995
                                                  ------------  ------------
         Interest income                              $492          $650
         Interest expense                             $455          $617
                                                      ----          ----
                                                      $ 37          $ 33

         NOTE 6

              The following assumptions were used in establishing the pur-chase accounting adjustments related to the Merger in the unaudited Pro Forma Condensed Statements of Income.

         SECURITIES

              Amortize the discount related to investment securities port-folio assumed to be retained into interest income on a straight-line method over the estimated maturities of the affected securities, three years.

         MORTGAGE SERVICING RIGHTS

              Amortize the excess of fair value over carrying value over the estimated seven year maturity of the underlying mortgages.









         INTANGIBLES

              Amortize the identifiable intangible value as noninterest expense over 10 years and goodwill on a straight-line basis over 25 years.

         NOTE 7

              Income tax expense on pro forma adjustments is reflected using a 36% tax rate.








































              (c)  Exhibits
                   --------

         Exhibit                  Description
         -------                  -----------

         99.1 Agreement and Plan of Merger, dated as of August 29, 1996, by and between NationsBank Corporation and Boatmen's Bancshares, Inc.*

         99.2 Stock Option Agreement, dated as of August 29, 1996, by and between NationsBank Corporation, as grantee, and Boatmen's Bancshares, Inc., as issuer.*

         99.3 Text of joint press release, dated August 30, 1996, is-sued by NationsBank Corporation and Boatmen's Banc-shares, Inc.*

         99.4 Consolidated Financial Statements of Boatmen's Banc-shares, Inc. and Report of Ernst & Young LLP.*

         99.5      Consent of Ernst & Young LLP.*

         99.6 Unaudited Financial Information regarding Boatmen's Bancshares, Inc. as of June 30, 1996, and for the six months ended June 30, 1996 and June 30, 1995.*

         99.7 Unaudited Financial Information regarding Boatmen's Bancshares, Inc. as of September 30, 1996, and for the nine months ended September 30, 1996 and September 30, 1995.

















         ______________________
         *  Previously filed.







                                    Signatures
                                    ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly autho-rized.




                                            NATIONSBANK CORPORATION
                                            (Registrant)
                                            ------------

                                            By:  /s/ Marc D. Oken
                                                 -----------------------
                                                 Marc D. Oken
                                                 Executive Vice
                                                 President
                                                 and Chief Accounting
                                                 Officer





         Dated: November 13, 1996






























                                   EXHIBIT INDEX

         Exhibit No.    Description of Exhibit
         -----------    ----------------------
         99.1           Agreement and Plan of Merger, dated as of August
                        29, 1996, by and between NationsBank Corporation and Boatmen's Bancshares, Inc.*

         99.2 Stock Option Agreement, dated as of August 29, 1996, by and between NationsBank Corporation, as grantee, and Boatmen's Bancshares, Inc., as is-suer.*

         99.3 Text of joint press release, dated August 30, 1996, issued by NationsBank Corporation and Boatmen's Bancshares, Inc.*

         99.4 Consolidated Financial Statements of Boatmen's Bancshares, Inc. and Report of Ernst & Young LLP.*

         99.5           Consent of Ernst & Young LLP.*

         99.6 Unaudited Financial Information regarding Boatmen's Bancshares, Inc. as of June 30, 1996 and for the six months ended June 30, 1996 and June 30, 1995.*

         99.7 Unaudited Financial Information regarding Boatmen's Bancshares, Inc. as of June 30, 1996 and for the six months ended June 30, 1996 and June 30, 1995.



















         ______________________
         * Previously filed.

                                       - 13 -